SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2003

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-32837	75-2749762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                                        Financial Statements and Exhibits

(c)        Exhibits.

99.1      Press Release, dated November 3, 2003.

Item 12.                                 Results of Operations and Financial Condition

On November 3, 2003 United Surgical Partners International, Inc. issued a press release regarding its results of operations for the quarter and nine months ended September 30, 2003.  A copy of that press release (with one correction described below) is attached hereto as Exhibit 99.1.

The attached press release contains a correction of a typographical error in the original press release. On the last page of the attached Exhibit 99.1, on the row entitled "Same facility cases (without acquisitions)," the % change number has been changed from 7.0% to 0.7%.

LIMITATION ON INCORPORATION BY REFERENCE

In accordance with general instruction B.6 of Form 8-K, the information in this report furnished pursuant to Item 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.

	By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)
Date: November 3, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 3, 2003.